UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2022 (March 8, 2022)

SINGULARITY FUTURE TECHNOLOGY LTD.

(Exact name of Registrant as specified in charter)

Virginia	001-34024	11-3588546
(State or other jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

98 CUTTER MILL ROAD, SUITE 322,

GREAT NECK, NY, 11021

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (718) 888-1814

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

☐	Soliciting material pursuant to Rule14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	SGLY	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported, on December 19, 2021, Singularity Future Technology Ltd. (formerly, Sino-Global Shipping America, Ltd.) (the “Company”) issued two Senior Convertible Notes (the “Original Convertible Notes”) to two non-U.S. investors (the “Investors”) for an aggregate purchase price of $10,000,000.

On March 8, 2022, the Company issued two Amended and Restated Senior Convertible Notes (the “Amended and Restated Convertible Notes”) to the Investors to change the principal amount of the Original Convertible Notes to an aggregate purchase price of $5,000,000. At the Investors’ request, the Company prepaid $5,000,000 in aggregate of the principal amount, without interest, of the Original Convertible Notes on March 8, 2022.

The terms of the Amended and Restated Convertible Notes are the same as that of the Original Convertible Notes, except for the reduced principal amount and the waiver of interest for the $5,000,000 payment made on March 8, 2022. The foregoing description of the Amended and Restated Convertible Notes does not purport to be complete and is qualified in its entirety by reference to the text of the Amended and Restated Convertible Notes, a form of which is furnished as Exhibit 10.1 hereto and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.

The applicable information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities

The applicable information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02. The Amended and Restated Convertible Notes and underlying shares of Common Stock were not registered under the Securities Act, but qualified for exemption under Regulation S, Section 4(a)(2) and/or Regulation D of the Securities Act. The securities were exempt from registration under Regulation S as an offering outside the United States. The securities were further exempt from registration under Section 4(a)(2) of the Securities Act because the issuance of such securities by the Company did not involve a “public offering,” as defined in Section 4(a)(2) of the Securities Act, due to the insubstantial number of persons involved in the transaction, size of the offering, manner of the offering and number of securities offered. The Company did not undertake an offering in which it sold a high number of securities to a high number of investors. In addition, the Investors had the necessary investment intent as required by Section 4(a)(2) of the Securities Act since the Investors agreed to, and received, the securities bearing a legend stating that such securities are restricted pursuant to Rule 144 of the Securities Act. This restriction ensures that these securities would not be immediately redistributed into the market and therefore not be part of a “public offering.” Based on an analysis of the above factors, the Company has met the requirements to qualify for exemption under Regulation S and Section 4(a)(2) of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Form of Amended and Restated Senior Convertible Note
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINGULARITY FUTURE TECHNOLOGY LTD.

Date: March 10, 2022	By:	/s/ Yang Jie
	Name:	Yang Jie
	Title:	Chief Executive Officer

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